UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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Filed by a Party other than the Registrant [  ]

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[ ]	Soliciting Material Pursuant to §240.14a-12

SIGMA LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SIGMA LABS, INC.

3900 Paseo del Sol

Santa Fe, New Mexico 87507

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 AM Local Time on March 27, 2020

Dear Stockholders of Sigma Labs, Inc.:

Notice (“Notice”) is hereby given to the holders of common stock, $0.001 par value per share, of Sigma Labs, Inc. that a Special Meeting of Stockholders will be held at 3900 Paseo del Sol, Santa Fe, New Mexico 87507, at 10:00 AM, local time, on March 27, 2020 for the following purposes:

1. To approve the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in January 2020;

2. To approve an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 2,250,000 to 8,000,000; and

3. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on February 18, 2020 as the record date for the Special Meeting. Only stockholders of record on February 18, 2020 are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.

This Proxy Statement can be accessed directly at the following Internet address: http://www.viewproxy.com/sigmalabsinc/2020SM.

We appreciate your continued support of Sigma Labs, Inc. and look forward to either greeting you personally at the Special Meeting or receiving your proxy.

By order of the Board of Directors

/s/ John Rice
John Rice
Chief Executive Officer
Santa Fe, New Mexico
March 2, 2020

YOUR VOTE IS CRITICAL. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE SPECIAL MEETING AND WISH TO DO SO, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

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SIGMA LABS, INC.

PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held March 27, 2020

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at a Special Meeting of stockholders of Sigma Labs, Inc., a Nevada corporation (the “Company”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on March 27, 2020, at 10:00 AM Local Time, at 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

This Proxy Statement and the accompanying proxy card are first being mailed on or about March 3, 2020 to our stockholders of record as of the close of business on February 18, 2020, the record date with respect to the Special Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

Effective February 27, 2020, the Company effected a 1-for-10 reverse stock split of its issued and outstanding shares of Common Stock, and a corresponding decrease in the number of shares of Common Stock that the Company is authorized to issue. All share numbers in this Proxy Statement with respect to the Company’s Common Stock have been adjusted to reflect the reverse split.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

What matters am I voting on?

You will be voting on:

●	the approval of the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in January 2020;

●	the approval of an amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock from 2,250,000 to 8,000,000 (collectively, the “Proposals”);

●	any other business as may properly come before the Special Meeting and at any postponement or adjournment thereof.

How does the Board of Directors recommend I vote on these Proposals?

Our Board of Directors recommends a vote:

●	“FOR” the approval of the issuance of more than 20% of our issued and outstanding common stock as a result of a private placement of our securities in January 2020; and

●	“FOR” approval of the amendment to our Amended and Restated Articles of Incorporation to increase the authorized number of shares of common stock as described below.

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If the enclosed proxy card is executed, returned in time and not revoked, the shares represented thereby will be voted at the Special Meeting and at any postponement or adjournment thereof in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED IN ACCORDANCE WITH OUR BOARD OF DIRECTORS’ RECOMMENDATIONS IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF, IN THE SOLE DISCRETION OF THE PROXY DESIGNATED BY THE BOARD OF DIRECTORS.

Who is entitled to vote at the Special Meeting?

Holders of our common stock as of the close of business on February 18, 2020, the record date, may vote at the Special Meeting and at any adjournment or postponement thereof. As of the record date, there were 1,410,043 shares of our common stock outstanding. In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.” Rules applicable to broker-dealers grant your broker discretionary authority to vote your shares without receiving your instructions on certain routine matters such as approval of an increase in authorized shares (Proposal No. 2). Brokerage firms may not vote with respect to Proposal No. 1 without instructions from you.

How many votes are needed for approval of each proposal?

Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Special Meeting. Approval of the issuance of more than 20% of our issued and outstanding common stock will require the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy, at the Special Meeting and entitled to vote. Approval of the amendment to our Amended and Restated Articles of Incorporation will require the affirmative vote of the holders of a majority of the outstanding shares of common stock. With respect to the Proposals, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to abstain, it will have the same effect as an “AGAINST” vote.

Broker non-votes have no effect and will not be counted toward the vote total for Proposal No. 1. Because Proposal No. 2 is considered a “routine” matter, there will be no broker non-votes with respect to this proposal, and brokers, banks or other nominees may vote uninstructed shares on a discretionary basis.

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What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our amended and restated bylaws and Nevada law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. Abstentions, withheld votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Special Meeting by:

●	signing another proxy card with a later date and returning it before the polls close at the Special Meeting; or

●	voting in person at the Special Meeting.

However, if you hold your shares in street name, you must request a proxy from the person in whose name your shares are held, usually your stockbroker, to vote at the Special Meeting.

What do I need to do to attend the Special Meeting in person?

If you plan to attend the meeting, you must be a record or street name holder of Company shares as of the record date of February 18, 2020.

On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Seating will begin at 9:30 AM, Local Time, and the meeting will begin at 10:00 AM, Local Time. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Special Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board of Directors. John Rice has been designated as proxy by our Board of Directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy Statement are properly presented at the Special Meeting, the proxy holder will use his own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holder can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Will my shares be voted if I do not return my proxy card?

If your shares are held by a broker in “street name,” the broker has authority under the rules of the New York Stock Exchange to vote a customer’s shares on “routine” matters if the broker has not received timely voting instructions from the customer. Under these rules, the Proposal to approve the issuance of more than 20% of our issued and outstanding common stock is not considered routine so, if you do not give your broker instructions, your broker generally will not have discretion to vote your shares “FOR” or “AGAINST” the Proposal. Therefore, we urge you to provide instructions to your broker firm to vote “FOR” the Proposals by returning your proxy card. This ensures that your shares will be voted “FOR” the Proposal at the Special Meeting.

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How are proxies solicited for the Special Meeting?

This solicitation is being made by mail, but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, but will not be compensated for these solicitation activities. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf. We also will engage Alliance Advisors, LLC, a proxy solicitation firm, to assist in the solicitation of proxies. We will pay such firm fees, including flat fees per completed proxy solicitation call and per telephone vote, plus certain out-of-pocket expenses.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Is a copy of this Proxy Statement available on the Internet?

Yes. This Proxy Statement is available at our website at www.sigmalabsinc.com and on the SEC’s website at www.sec.gov.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON March 27, 2020 – This Proxy Statement is available at our website, www.sigmalabsinc.com, under “Investors.”

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PROPOSAL 1

APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK

Overview

Our common stock is currently listed on The NASDAQ Capital Market and we are subject to the marketplace rules of The NASDAQ Stock Market LLC. NASDAQ Listing Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with an offering involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance at a price that is less than the Minimum Price (as defined in Rule 5635(d)). Shares of our common stock issuable upon the exercise of warrants, or conversion of convertible preferred stock issued or granted in such an offering will be considered shares issued in such a transaction in determining whether the 20% limit has been reached.

Securities Purchase Agreement

On January 27, 2020, the Company entered into a Securities Purchase Agreement (the “SPA”) with certain institutional investors (the “Institutional Private Placement”). Pursuant to the SPA, on January 28, 2020 the Company issued and sold 1,640 shares of the Company’s Series D Convertible Preferred Stock (the “Series D Preferred Stock”), warrants to purchase 779,600 shares of the Company’s Common Stock (the “Common Warrants”) and warrants to purchase 6,156 shares of the Series D Preferred Stock (the “Preferred Warrants”) for a total gross purchase price of $1,600,000.

Under the Certificate of Designations for the Series D Preferred Stock (the “Certificate of Designations”), the Series D Preferred Stock has an initial stated value of $1,000 per share (the “Stated Value”). Dividends at a dividend rate of 9% per annum of Stated Value (subject to increase upon the occurrence and during the continuance of certain triggering events described therein) will accrue and, on a monthly basis, will be payable in kind by the increase of the Stated Value of the Series D Preferred Shares by such amount. The holders of the Series D Preferred Stock (the “Series D Preferred Shares”) will have the right at any time to convert all or a portion of the Series D Preferred Shares (including, without limitation, make-whole dividends (the amount of any dividends that, but for the conversion, would have accrued at the dividend rate for the period through the third anniversary of the initial issuance date)) into shares of the Company’s Common Stock (the “Conversion Shares”) at the conversion price then in effect, which initially is $10.00 (subject to adjustment for additional stock splits, dividends, recapitalizations and similar events and full ratchet price protection). In addition, a holder may at any time, alternatively, convert all, or any part, of its Series D Preferred Shares at an alternative conversion price, which equals the lower of the applicable conversion price then in effect, and the greater of (x) $1.80 and (y) 85% of the average volume weighted average price (“VWAP”) of the Common Stock for a five (5) trading day period prior to such conversion. Upon the occurrence of certain triggering events, described in the Certificate of Designations, including, but not limited to payment defaults, breaches of transaction documents, failure to maintain listing on the Nasdaq Capital Market, and other defaults set forth therein, the Series D Preferred Shares would become subject to redemption, at the option of a holder, at a 125% premium to the underlying value of the Series D Preferred Shares being redeemed.

The Common Warrants to purchase shares of our Common Stock (the “Warrant Shares”) have a term of 5½ years but are not initially exercisable until six months and one day after the closing. The initial exercise price is $10.00 and is subject to adjustment for stock splits, dividends, recapitalizations and similar events and, unless shareholder approval is obtained by the Company, subject to a floor of $9.50, full ratchet antidilution price protection.

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The Preferred Warrants have a term of one year from the date that the securities referenced in the SPA become fully tradeable (whether by registration with the SEC of such securities or the expiration of the requisite holding period under Rule 144 of the Securities Act of 1933, as amended). The Company has the right to force the exercise of up to 512 Preferred Warrants subject to certain equity conditions, which would result in gross proceeds to the Company of approximately $500,000. The initial exercise price for the Preferred Warrants is $975 per share, which is subject to adjustment for stock splits, dividends, recapitalizations and similar events.

The Certificate of Designations contains a prohibition on the issuance of any shares of Common Stock upon conversion of the Series D Preferred Shares in excess of the amount set forth in NASDAQ Listing Rule 5635(d) (20% or more of the outstanding shares of common stock) until the Company obtains shareholder approval for issuance of shares of Common Stock in excess of such amount. In the SPA, the Company has agreed to promptly obtain such shareholder approval and amend its articles of incorporation and/or effect a reverse split in order to have sufficient shares of Common Stock available to allow the holders of the Series D Preferred Shares to convert in full the Series D Preferred Shares and exercise in full the Common Warrants. In this Proxy Statement, we are requesting such approval.

Copies of the SPA, the Certificate of Designations, the Common Warrants, and the Preferred Warrants have been filed as exhibits to the Company’s Current Reports on Form 8-K filed on January 27, 2020 and January 30, 2020, and can be accessed on the SEC’s website at www.sec.gov or may be obtained without charge by writing to our Chief Financial Officer at 3900 Paseo del Sol, Santa Fe, New Mexico 87507.

As a result of the Institutional Private Placement, if all the Series D Preferred Shares are converted at the lowest possible conversion price ($1.80) and all the Common Warrants are exercised at the initial exercise price of $10.00 per share, the Company will be obligated to issue an aggregate of 6,280,111 shares which is substantially in excess of the 19.9% cap under NASDAQ Rule 5635(d). This amount does not include any adjustment for the cashless exercise of the Common Warrants or the Preferred Warrants since such feature can only be applied upon the failure of the Company to meet certain of its obligations under the Institutional Private Placement.

Potential Effects of Approving Proposal No. 1

If shareholder approval of Proposal No. 1 is obtained, the potential amount of cash available to the Company would be $13,798,101 (assuming the full exercise of all the Preferred Warrants and the Common Warrants), although there can be no assurance that any or all of the Preferred Warrants or the Common Warrants will be exercised. The Company intends to use the proceeds from the exercise of the Preferred Warrants to fund and implement its business plan.

Effect of Failure to Obtain Shareholder Approval

After consultation with its financial advisors and exploring the financing marketplace, the Company determined that the financing as provided pursuant to the SPA was the best available option to finance the business plan of the Company. Failure to obtain stockholder approval would significantly reduce the potential proceeds from the Preferred Warrants and the Common Warrants and would require additional financings, potentially on less favorable terms, to fund our business plan. In addition, the failure to obtain stockholder approval would restrict the convertibility of the outstanding Preferred Shares, causing the Company to be required to satisfy its obligations thereunder with cash payments. For example, if the investors elected to convert all of the outstanding Preferred Shares in full as of February 14, 2020, we would have a cash payment obligation to the investors of approximately $1,867,000 (calculated based on the closing stock price per share of our common stock on February 14, 2020). As a result of such reduction in proceeds from the Preferred Warrants and the Common Warrants and such cash payment obligations with respect to the outstanding Preferred Shares, if the stockholder approval is not obtained, the Company would be forced to seek alternative financing, likely on less favorable terms, if available, or try to restructure its obligations with the existing holders of Preferred Shares, either of which is uncertain to occur and would likely be more expensive and dilutive to our stockholders. Further, failure to successfully obtain alternative financing or consummate such restructuring could result in the Company’s inability to implement its business plan with all of the adverse consequences arising therefrom.

Vote Required; Voting Agreement

Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of the shares of our Common Stock present in person, or represented by proxy, at the Special Meeting and entitled to vote. Certain shareholders representing approximately 18.9% of the Company’s outstanding shares as of the date of this Proxy Statement have agreed to vote their shares in favor of Proposal No. 1.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK.

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PROPOSAL 2

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF
INCORPORATION TO INCREASE OUR AUTHORIZED COMMON STOCK

Our Board of Directors has determined that it is in our best interest, and in the best interest of our stockholders, to amend our Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock by 5,750,000 shares, from 2,250,000 shares to 8,000,000 shares. If approved by our stockholders, the amendment will become effective upon the filing of the amendment with the Nevada Secretary of State, which filing is expected to occur promptly after the Special Meeting. Attached as Annex A is a copy of the proposed amendment.

The affirmative vote of a majority of the outstanding shares present, in person, or represented by proxy and entitled to vote at the Special Meeting is required for approval of this proposal.

Purpose and Background of the Amendment

As of the date of this Proxy Statement, we have 1,500,733 shares of Common Stock outstanding, 584,215 shares of Common Stock issuable upon exercise of outstanding options and warrants, and 61,655 shares issuable upon conversion of our newly issued Series E Convertible Preferred Stock.

As discussed in Proposal 1, as a result of the Institutional Private Placement, upon full conversion of the Series D Preferred Stock and exercise of the Common Warrants, we will be obligated to issue an aggregate of 6,280,111 shares of Common Stock. However, under the SPA, we are required to reserve and have available for issuance 200% of the maximum number of Conversion Shares and 150% of the maximum number of Warrant Shares which as of the date of this Proxy Statement is 12,170,422 (the “Reserve Requirement”). Under the SPA, we are required to call a special meeting of our shareholders to authorize sufficient shares to satisfy the Reserve Requirement. A related provision is set forth in the Certificate of Designations relating to the Conversion Shares and in the Common Warrant relating to the Warrant Shares. As discussed in Proposal No. 1, in the event that the Company fails to obtain shareholder approval to satisfy the Reserve Requirement under the Certificate of Designations, upon conversion, in lieu of shares of common stock, the Company is required to pay cash at a price equal to sum of (i) the product of (x) the number of shares unavailable for issuance and (y) the greatest closing sale price of our Common Stock as on any trading day between the date of conversion notice and the payment date. Additionally, under the Certificate of Designations, if the Company fails to satisfy the Reserve Requirement, such failure will constitute a triggering event ((as described in the Certificate of Designations), in which case a holder of Preferred Shares will have the right to require the Company to redeem all of the Preferred Shares owned by such holder at a price equal to a 125% premium to the underlying value of the Preferred Shares being redeemed. Likewise, under the terms of the Common Warrants, if the Company does not obtain shareholder approval, in lieu of issuing shares upon exercise, the Company will be required to pay cash at a price equal to the sum of (x) the maximum number of shares available for delivery and (y) the greatest closing sale price on any trading day for a period as described in the Common Warrant.

Effective February 18, 2020, investors holding a majority of the securities specified in the SPA executed a limited waiver pursuant to which the Company may seek to obtain stockholder approval at the Special Meeting to increase the authorized number of shares of Common Stock to 8,000,000, and the Company must promptly seek stockholder approval up to the Reserve Requirement if and when the amount of issued and outstanding shares of our common Stock is 4,000,000.

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The Board of Directors also believes that the additional shares of common stock could be used in a number of ways to improve the overall value of the Company:

●	We could use the shares for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments, although we have not entered into any binding agreements regarding such strategic transactions.

●	These shares could also be used for potential future financings, although we have not entered into any binding agreements regarding such financings.

●	These shares could also be used as part of our equity compensation program in order to attract, retain and motivate talented employees, advisors and non-employee directors. These equity grants provide these individuals with a direct stake in the future outcome of the Company and serve to align the interests of our employees with our stockholders.

●	These shares could also be used for the acquisition of potential future product lines, although we have not entered into any binding agreements for such acquisitions.

Our Board of Directors believes the amendment is necessary and advisable in order to maintain our financing and capital raising flexibility in connection with our working capital needs, to satisfy the Company’s obligations under the rules of the NASDAQ Stock Market to maintain stockholders equity of at least $2,500,000 and to generally maintain our flexibility in today’s competitive and fast-changing environment. Other possible business and financial uses for the additional shares of common stock include, without limitation, future stock splits, acquiring other companies, businesses or products in exchange for shares of common stock, attracting and retaining employees by the issuance of additional securities under our equity compensation plans and other transactions and corporate purposes that our Board of Directors deems to be in the Company’s best interest. The additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance could proceed, except as provided under Nevada law and the NASDAQ Stock Market.

Other than pursuant to the conversion of the Series D Preferred Shares, the exercise of the Common Warrants and possible issuances pursuant to the exercise of our currently outstanding warrants and options and conversion of our Series E Convertible Preferred Stock, we currently are not a party to any agreement that obligates us to issue additional shares of common stock.

Possible Effects of the Amendment

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock. Except as discussed in Proposal No. 1, adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. As is true for shares presently authorized but unissued, the future issuance of common stock authorized by the amendment may, among other things, decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to our existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means current stockholders do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate equity ownership thereof.

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We have not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, our Board of Directors could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and our requirement to obtain shareholder approval as a result of the Institutional Private Placement, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

We cannot provide assurances that any such transactions previously mentioned will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect our business or the trading price of the common stock. Any such transactions may require the Company to incur nonrecurring or other charges and may pose significant integration challenges or management and business disruptions, any of which could materially and adversely affect our business and financial results.

If Proposal No. 2 is not approved, in addition to the negative impact discussed above in connection with the Institutional Private Placement, including the lack of access of additional funding arising from the potential exercise of the Preferred Warrants and Common Warrants, we will encounter great difficulty in carrying out our business plans and achieving profitability because we will be unable (1) to issue additional shares of common stock to attract new employees or to award current employees for future performance, (2) to raise working capital by issuing shares of our common stock, and (3) to acquire other businesses and products in exchange for shares of our common stock. Without shareholder approval, it is highly likely that the Company will be unable to maintain its listing on the NASDAQ Stock Market.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock. Certain shareholders representing approximately 18.9% of the Company’s outstanding shares have agreed to vote their shares in favor of Proposal No. 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of February 15, 2020 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by our “named executive officers” and each of our directors, and (c) by all executive officers and directors of the Company as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with SEC rules. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Percentage ownership is based on 1,406,260 shares of our common stock outstanding on February 15, 2020. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options, warrants or other rights held by such person that are currently convertible or exercisable or will become convertible or exercisable within 60 days of February 15, 2020 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise stated, the address of each 5% or greater beneficial holder is c/o Sigma Labs, Inc., 3900 Paseo del Sol, Santa Fe, New Mexico 87507. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
John Rice(1)	42,024	2.9%
Ronald Fisher(2)	4,974	*
Darren Beckett(3)	5,794	*
Salvatore Battinelli(4)	13,906	*
Dennis Duitch	10,749	*
Frank J. Garofalo(5)	14,084	*
Mark Ruport(6)	21,573	1.5%
Kent J. Summers	10,000	*
All executive officers and directors as a group, 9 persons)(7)	123,354	8.1%
5% or Greater Stockholders
Carl I. Schwartz(8)	289,321	17.1%

*Less than 1%.

(1)	Includes 41,500 shares that may be acquired now or within 60 days of February 15, 2020 upon the exercise of outstanding stock options
(2)	Includes 4,774 shares that may be acquired now or within 60 days of February 15, 2020 upon the exercise of outstanding stock options
(3)	Includes 5,794 shares that may be acquired now or within 60 days of February 15, 2020 upon the exercise of outstanding stock options
(4)	Includes 3,084 shares that may be acquired now or within 60 days of February 15, 2020 pursuant to the conversion of shares of the Company’s Series E Preferred Stock
(5)	Includes 3,084 shares that may be acquired now or within 60 days of February 15, 2020 pursuant to the conversion of shares of the Company’s Series E Preferred Stock
(6)	Includes (a) 15,407 shares that may be acquired now or within 60 days of February 15, 2020 upon the exercise of outstanding stock options; and (b) 6,166 shares that may be acquired now or within 60 days of February 15, 2020 pursuant to the conversion of shares of the Company’s Series E Preferred Stock
(7)	Includes 67,725 shares that may be acquired now or within 60 days of February 15, 2020 upon the exercise of outstanding stock options and 12,334 shares that may be acquired pursuant to the conversion of the Company’s Series E Preferred Stock.
(8)	Includes 49,321 shares that may be acquired now or within 60 days of February 15, 2020 pursuant to the conversion of the Company’s Series E Preferred Stock. The address of Carl I. Schwartz is 3750 Las Vegas Blvd. South, Apartment 4303, Las Vegas, Nevada, 89518.

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OTHER MATTERS

Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Special Meeting. However, if any other matters properly come before the Special Meeting, the person named in the enclosed proxy intends to vote the shares of our common stock that he represents in accordance with his best judgment.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2020 Annual Meeting

The company plans to hold its Annual Meeting by August 17, 2020 (the “Outside Date”). If the Annual Meeting is held by the Outside Date, no proposals received after the date of this Proxy Statement will be eligible for inclusion.

If the Annual Meeting is not held by the Outside Date, Stockholders may present proper proposals for inclusion in the Proxy Statement and for consideration at the Annual Meeting by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for Annual Meeting, our Secretary must receive the written proposal at our principal executive offices not later than a reasonable time before the Company begins to print and send its proxy materials. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

Sigma Labs, Inc.

Attention: Corporate Secretary

3900 Paseo del Sol

Santa Fe, New Mexico 87507

THE BOARD OF DIRECTORS

/s/ John Rice
John Rice
Chief Executive Officer
Santa Fe, New Mexico
March 2, 2020

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ANNEX A

Amendment to Amended and Restated Articles of Incorporation of Sigma Labs, Inc.

The first two paragraphs of ARTICLE IV of the Amended and Restated Articles of Incorporation of Sigma Labs, Inc. shall be amended to read in their entirety as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is 18,000,000 shares. Stockholders shall not have any preemptive rights, nor shall stockholders have the right to cumulative voting in the election of directors or for any other purpose.

The classes and the aggregate number of shares of stock of each class which the corporation shall have authority to issue are as follows:

(a)	8,000,000 shares of common stock, $0.001 par value (“Common Stock”);

(b)	10,000,000 shares of preferred stock, $0.001 par value (“Preferred Stock”).

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SIGMA LABS, INC.

The undersigned stockholder(s) of Sigma Labs, Inc. (the "Company") hereby appoint(s) John Rice as proxy, with the power to appoint his substitute, to vote the number of shares of common stock, $0.001 par value per share of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at 10:00 AM Local Time on March 27, 2020, at the Company's executive offices located at 3900 Paseo Del Sol, Santa Fe, New Mexico 87507, and at any adjournment or postponement thereof (the "Special Meeting"), upon the Proposals described in the Notice of Special Meeting of Stockholders and Proxy Statement, both dated March 2, 2020, the receipt of which is acknowledged, in the manner specified below:

THIS PROXY IS SOLICITED ON BEHALF OF SIGMA LABS, INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.

Continued and to be signed on reverse side

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

Please mark your votes like this ☒

The Board of Directors recommends you vote FOR the following proposals:

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

This Proxy, if properly executed and returned prior to the Special Meeting, will be voted in the manner directed above. If no direction is made, this Proxy will be voted in accordance with the recommendation of the Company's Board of Directors with respect to the Proposals and in the proxy holder's discretion on all other matters that may properly come before the Special Meeting or any adjournment or postponement thereof.

Please sign this Proxy exactly as your name appears on your stock certificate and date it below. Where shares are held jointly, each stockholder must sign. When signing as executor, administrator, trustee, or guardian, please give your full title as such. If a corporation, please sign using the full corporate name by president or other authorized officer, indicating the officer's title. If a partnership, please sign in the partnership's name by an authorized person.

Please indicate if you plan to attend this meeting. Yes ☐ No ☐

Date:____________________________

____

Signature

____

Signature (if held jointly)

CONTROL NUMBER

▲PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Shares on the Internet:

Go to www.AALvote.com/sglbsm

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1-866-804-9616

Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Shares by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.